                                                                    Exhibit 99.1




MEDIA CONTACT:        WILLIAM FULLER           ANALYST CONTACT:     VERNON L. PATTERSON
                      216.689.8140                                  216.689.0520

KEY MEDIA                                      INVESTOR RELATIONS
NEWSROOM:             www.key.com/newsroom     INFORMATION:         www.key.com/ir


FOR IMMEDIATE RELEASE

                 KEYCORP REPORTS FOURTH QUARTER AND 2001 RESULTS
                 -----------------------------------------------

CLEVELAND, January 16, 2002 - KeyCorp (NYSE: KEY) today announced a fourth quarter net loss of $174 million, or $0.41 per common share. Results include core charges of approximately $410 million (after tax), or $0.96 per share, taken to increase the company's allowance for loan losses and strengthen its balance sheet. In the third quarter, Key reported net income of $249 million, or $0.58 per share.

         Key's 2001 net income was $132 million, or $0.31 per diluted common share. On a core basis, net income for 2001 was $320 million, or $0.74 per share. Core results exclude certain charges taken during the second quarter, which were associated primarily with the implementation of strategic plans announced in May. The largest of these charges was a $150 million noncash write-down of goodwill.

         "Fourth quarter results reflect Key's commitment to maintaining a strong loan loss reserve and restoring a conservative credit culture," said Chairman and Chief Executive Officer Henry L. Meyer III. "The previously announced actions that we took this quarter, coupled with our decision earlier in the year to focus on relationship-based banking, position Key well to take full advantage of the economic rebound when it occurs. Recognizing this potential and our strong capital position, the Board of Directors in December approved an increase in Key's quarterly dividend from $0.295 to $0.30 per common share.

         "Relative to last quarter, results were affected favorably by trends in fee income and the net interest margin. Despite the weak economy, noninterest income rose $24 million, prior to core charges pertaining to investment write-downs and customer derivatives. The increase came primarily from market-sensitive businesses, such as investment banking and brokerage. At the same time, a substantially improved net interest margin helped moderate a $24 million reduction in net interest income--the latter the result of our decision in May to scale back or exit certain types of lending, and slowing loan demand in a recessionary economy. In addition, we continued to manage our expenses effectively."

KEYCORP REPORTS FOURTH QUARTER RESULTS
JANUARY 16, 2002
PAGE 2


SUMMARY OF CONSOLIDATED RESULTS

         Net interest income for the fourth quarter of 2001 totaled $700 million, representing a $24 million decrease from the record amount earned in the previous quarter. A rise in Key's net interest margin to 3.98%, the highest level since the fourth quarter of 1998, was more than offset by a decrease in average earning assets. The decrease in earning assets was due primarily to Key's decision last May to exit the automobile leasing business, de-emphasize indirect prime automobile lending and discontinue certain nonrelationship commercial lending. Key's sale in September of $1.4 billion of residential mortgage loans with low net interest spreads also contributed to the decrease.

         Excluding $60 million of core charges for principal investing write-downs and customer derivative losses, Key's noninterest income was $478 million for the fourth quarter of 2001, up from $454 million for the prior quarter. Higher income from investment banking and capital markets activities (up $20 million) and letter of credit and nonyield-related loan fees (up $11 million) drove the quarter-to-quarter improvement. These positive results were offset partially by an $18 million decrease in net gains from loan sales and securitizations; third quarter results benefited from Key's education loan securitization. Also, traditional fee income in the fourth quarter was supplemented by $10 million of additional revenue, representing the value of shares received as a result of the demutualization of an insurance company in which Key is a policyholder. Key contributed these shares to its charitable foundation. Excluding the contribution, Key's noninterest expense was $692 million, compared with $683 million for the third quarter. Higher commissions tied to revenue production account for most of the $9 million increase.

ASSET QUALITY

         Key's provision for loan losses was $723 million for the fourth quarter of 2001, compared with $116 million for the third quarter. Included in the fourth quarter amount is a provision of $590 million, of which $400 million was used to increase the allowance for loan losses for Key's continuing loan portfolio. The remaining $190 million was added to the portion of the allowance segregated in the second quarter in connection with Key's decision to eliminate nonrelationship lending in the leveraged financing and nationally syndicated lending businesses. This portion of the allowance is being used to exit these credits and for losses incurred in connection with loan sales. It will not be replenished. The fourth quarter increase in the allowance is a result of continued weakness in the economy and the related adverse effects on Key's specific portfolios.

         The following table summarizes certain asset quality indicators, segregated between Key's continuing and run-off loan portfolios.

ASSET QUALITY INDICATORS


                                                                                                Run-off Loan Portfolio and
                                                            Continuing Loan Portfolio            Nonreplenishing Allowance
                                                         -------------------------------      ---------------------------------
dollars in millions                                             4Q01               3Q01              4Q01             3Q01
-------------------------------------------------------------------------------------------------------------------------------
Loans outstanding                                            $62,286            $63,330           $ 1,023           $1,176
Nonperforming loans at period end                                679                652               231              233
Net loan charge-offs                                             133                116                87               57
Net loan charge-offs to average loans                            .84  %             .71  %            N/M              N/M
Allowance for loan losses                                    $ 1,402            $ 1,002           $   275           $  172
Allowance for loan losses to period-end loans                   2.25  %            1.58  %          26.88  %         14.63  %
Allowance for loan losses to nonperforming loans              206.48             153.68            119.05            73.82
-------------------------------------------------------------------------------------------------------------------------------
N/M = Not Meaningful



                                                        Total Loan Portfolio
                                                    ------------------------------
dollars in millions                                     4Q01            3Q01
----------------------------------------------------------------------------------
Loans outstanding                                    $63,309         $64,506
Nonperforming loans at period end                        910             885
Net loan charge-offs                                     220             173
Net loan charge-offs to average loans                   1.37  %         1.04  %
Allowance for loan losses                            $ 1,677         $ 1,174
Allowance for loan losses to period-end loans           2.65  %         1.82  %
Allowance for loan losses to nonperforming loans      184.29          132.66
---------------------------------------------------------------------------------
N/M = Not Meaningful

KEYCORP REPORTS FOURTH QUARTER RESULTS
JANUARY 16, 2002
PAGE 3


         Net loan charge-offs rose by $47 million from the prior quarter. Charge-offs include $35 million that resulted from the fourth quarter sale of $119 million of Key's home equity loans. Of the loans sold, $83 million were nonperforming. Total nonperforming loans grew by $25 million, reflecting the impact of continued economic weakness.

CAPITAL

         Key's capital ratios continued to exceed all "well-capitalized" benchmarks at December 31, 2001. During the fourth quarter, Key did not repurchase any of its common shares under an authorization that allows for the repurchase of up to 25 million shares. There were 16.8 million shares remaining for repurchase under this authorization as of December 31, 2001.

LINE OF BUSINESS RESULTS

         The following table summarizes the contribution made by each major line of business to Key's net income (loss) for the periods presented.

NET INCOME (LOSS) BY LINE OF BUSINESS


                                                                    PERCENT CHANGE
                                                                        4Q01 VS.
                                                                    ---------------
dollars in millions                      4Q01     3Q01      4Q00     3Q01     4Q00
-----------------------------------------------------------------------------------
Key Consumer Banking:
     Retail Banking                     $  80    $  88    $  73      (9.1)%    9.6 %
     Home Equity and Consumer Finance      12       19       17     (36.8)   (29.4)
Key Corporate Finance                     150      127      141      18.1      6.4
Key Capital Partners(a)                    20       19       24       5.3    (16.7)
Other Segments                            (36)       3       23       N/M      N/M
                                        -----    -----    -----     -----    -----
     Total segments                       226      256      278     (11.7)   (18.7)
Reconciling items(b)                     (400)      (7)     (12)
                                        -----    -----    -----
     TOTAL NET INCOME (LOSS)(c)         $(174)   $ 249    $ 266
                                        =====    =====    =====
------------------------------------------------------------------------------------

(a) Noninterest income and expense attributable to Key Capital Partners is assigned to Retail Banking, Home Equity and Consumer Finance or Key Corporate Finance if one of those businesses is principally responsible for maintaining the relationship with the client that used Key Capital Partners' products and services. Key Capital Partners had net income of $31 million in the fourth quarter of 2001, $30 million in the third quarter of 2001 and $36 million in the fourth quarter of 2000 before its income and expense were reassigned.

(b) In the fourth quarter of 2001, reconciling items include an additional provision for loan losses and a reserve for customer derivative losses. For the fourth quarter of 2000, reconciling items include an adjustment to the provision for loan losses made in connection with revised Federal consumer loan charge-off guidelines and a net credit recorded in connection with strategic actions to improve Key's operating efficiency and profitability. Reconciling items also include charges related to unallocated nonearning assets of corporate support functions.

(c) Key's management accounting system utilizes a methodology for loan loss provisioning by line of business that reflects credit quality expectations within each line of business over a normal business cycle. The "normalized provision for loan losses" assigned to each line as a result of this methodology does not necessarily coincide with net loan charge-offs at any given point in the cycle.

N/M = Not Meaningful

KEY CONSUMER BANKING
RETAIL BANKING (A DIVISION OF KEY CONSUMER BANKING)
---------------------------------------------------

         Net income for Retail Banking was $80 million for the fourth quarter of 2001, down from $88 million in the previous quarter. The decline was attributable to lower revenue, offset partially by a reduction in noninterest expense.

KEYCORP REPORTS FOURTH QUARTER RESULTS
JANUARY 16, 2002
PAGE 4


         Noninterest income decreased by $15 million, or 12%, from the third quarter, due largely to a reduction in net gains from loan sales and a higher level of annual private banking fees earned in the third quarter. Net interest income decreased by $3 million, or 1%, due primarily to a less favorable interest rate spread on deposits. At the same time, noninterest expense was down $5 million, or 2%, reflecting lower costs for personnel, professional services and various indirect charges, including those related to occupancy and marketing.

HOME EQUITY AND CONSUMER FINANCE (A DIVISION OF KEY CONSUMER BANKING)
---------------------------------------------------------------------

         Net income for Home Equity and Consumer Finance was $12 million for the fourth quarter of 2001, down from $19 million in the previous quarter. The decrease resulted from a reduction in noninterest income and an increase in noninterest expense. Net interest income was essentially unchanged from the third quarter.

         The $11 million reduction in noninterest income reflects a decrease in net gains from loan sales and securitizations; third quarter results benefited from Key's education loan securitization. The $2 million, or 2%, increase in noninterest expense was due to higher costs for personnel and computer processing, offset in part by lower marketing expense.

KEY CORPORATE FINANCE

         Net income for Key Corporate Finance was $150 million for the fourth quarter of 2001, up from $127 million in the previous quarter. Total revenue rose significantly from the prior quarter, reflecting increases in both net interest income and noninterest income. These improvements were offset partially by a higher level of noninterest expense.

         Net interest income rose by $13 million, or 4%, from the prior quarter due to a more favorable interest rate spread on earning assets. Noninterest income grew by $26 million, or 24%, reflecting significant increases in income from investment banking and capital markets activities, and letter of credit and nonyield-related loan fees. The $3 million, or 1%, increase in noninterest expense reflects a higher level of professional fees.

KEY CAPITAL PARTNERS

         Net income for Key Capital Partners was $20 million for the fourth quarter of 2001, up $1 million from the third quarter. Prior to assigning revenue and expense to other business lines whose clients use products and services offered by Key Capital Partners, net income was $31 million in the fourth quarter of 2001, compared with $30 million last quarter.

         Total revenue for Key Capital Partners decreased by $2 million as a $2 million increase in net interest income was more than offset by a $4 million decline in noninterest income. The reduction in noninterest income was the result of offsetting developments, including lower net gains from loan sales, a reduction in income from trust and investment services and higher income attributable to annual fees recorded in the fourth quarter. The decrease in income from trust and investment services reflects the continuing effect of a slower economy and related weakness in the securities markets. Noninterest expense decreased by $4 million, or 2%, from the third quarter, due primarily to lower personnel and occupancy costs.

KEYCORP REPORTS FOURTH QUARTER RESULTS
JANUARY 16, 2002
PAGE 5


OTHER SEGMENTS

         Other Segments includes the Treasury unit, the Principal Investing unit and the net effect of funds transfer pricing. In the fourth quarter of 2001, this segment generated a net loss of $36 million, compared with net income of $3 million for the previous quarter. The fourth quarter loss was due primarily to previously announced principal investing write-downs of $45 million.

         Cleveland-based KeyCorp is one of the nation's largest bank-based financial services companies, with assets of approximately $81 billion. Key companies provide investment management, retail and commercial banking, retirement, consumer finance, and investment banking products and services to individuals and companies throughout the United States and, for certain businesses, internationally. The company's businesses deliver their products and services through KeyCenters and offices; a network of more than 2,300 ATMs; telephone banking centers (1.800.KEY2YOU); and a Web site, Key.com(R) that provides account access and financial products 24 hours a day.

NOTES TO EDITORS:
A live Internet broadcast of KeyCorp's conference call to discuss quarterly earnings and currently anticipated earnings trends and to answer analysts' questions can be accessed through the Investor Relations section at WWW.KEY.COM/IR at 10:00 a.m. ET, on Wednesday, January 16, 2002. A tape of the call will be available until Wednesday, January 23.

For up-to-date company information, media contacts and facts and figures about Key's lines of business visit our Media Newsroom at www.Key.com/newsroom.

--------------------------------------------------------------------------------
This news release contains forward-looking statements that are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued weakness in the economy which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; changes in law imposing new legal obligations or restrictions or unfavorable resolution of litigation; disruption in the economy or business operations or activities as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.
--------------------------------------------------------------------------------

                                       ###

KEYCORP REPORTS FOURTH QUARTER RESULTS
JANUARY 16, 2002
PAGE 6


                              FINANCIAL HIGHLIGHTS
                 (dollars in millions, except per share amounts)


                                                                                   THREE MONTHS ENDED
                                                                   ----------------------------------------------------
                                                                     12-31-01            9-30-01            12-31-00
                                                                   -------------       -------------      -------------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                      $        726        $        730       $        709
     Noninterest income                                                     418                 454                508
                                                                   -------------       -------------      -------------
        Total revenue (taxable equivalent)                                1,144               1,184              1,217
     Provision for loan losses                                              723                 116                108
     Noninterest expense                                                    702                 683                705
     Net income (loss)                                                     (174)                249                266
     Net income (loss) - core                                              (174)                249                272

PER COMMON SHARE
     Net income (loss)                                             $       (.41)       $        .59       $        .63
     Net income (loss) - core                                              (.41)                .59                .64
     Net income (loss) - assuming dilution                                 (.41)                .58                .62
     Net income (loss) - assuming dilution - core                          (.41)                .58                .63
     Cash dividends                                                        .295                .295                .28
     Book value at period end                                             14.82               15.53              15.65
     Market price at period end                                           24.34               24.14              28.00

AT PERIOD END
     Full-time equivalent employees                                      21,230              21,297             22,142
     Branches                                                               911                 911                922

PERFORMANCE RATIOS
     Return on average total assets                                        (.84)%              1.16 %             1.24 %
     Return on average total assets - core                                 (.84)               1.16               1.27
     Return on average equity                                            (10.54)              15.20              16.16
     Return on average equity - core                                     (10.54)              15.20              16.53
     Net interest margin (taxable equivalent)                              3.98                3.85               3.71

CAPITAL RATIOS AT PERIOD END
     Equity to assets                                                      7.76 %              7.79 %             7.59 %
     Tangible equity to tangible assets                                    6.45                6.51               6.12
     Tier 1 risk-adjusted capital (a)                                      7.71                7.81               7.72
     Total risk-adjusted capital (a)                                      11.74               11.77              11.48
     Leverage (a)                                                          7.83                7.90               7.71

ASSET QUALITY
     Net loan charge-offs                                                  $220                $173               $108
     Net loan charge-offs to average loans                                 1.37 %              1.04 %              .64 %
     Allowance for loan losses                                           $1,677              $1,174             $1,001
     Allowance for loan losses to period-end loans                         2.65 %              1.82 %             1.50 %
     Allowance for loan losses to nonperforming loans                    184.29              132.66             154.00
     Nonperforming loans at period end                                     $910                $885               $650
     Nonperforming assets at period end                                     947                 913                672
     Nonperforming loans to period-end loans                               1.44 %              1.37 %              .97 %
     Nonperforming assets to period-end loans plus
        OREO and other nonperforming assets                                1.49                1.41               1.00

(a)  12-31-01 ratio is estimated.

KEYCORP REPORTS FOURTH QUARTER 2001 RESULTS
JANUARY 16, 2002
PAGE 7


                              FINANCIAL HIGHLIGHTS
                 (dollars in millions, except per share amounts)


                                                                       TWELVE MONTHS ENDED
                                                                 ---------------------------------
                                                                   12-31-01           12-31-00
                                                                 -------------      --------------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                    $      2,870       $       2,758
     Noninterest income                                                 1,725               2,194
                                                                 ------------       -------------
        Total revenue (taxable equivalent)                              4,595               4,952
     Provision for loan losses                                          1,350                 490
     Noninterest expense                                                2,941               2,917
     Net income                                                           132               1,002
     Net income - core                                                    320               1,009

PER COMMON SHARE
     Net income                                                  $        .31       $        2.32
     Net income - core                                                    .75                2.33
     Net income - assuming dilution                                       .31                2.30
     Net income - assuming dilution - core                                .74                2.32
     Cash dividends                                                      1.18                1.12

PERFORMANCE RATIOS
     Return on average total assets                                       .16 %              1.19 %
     Return on average total assets - core                                .38                1.20
     Return on average equity                                            2.01               15.39
     Return on average equity - core                                     4.87               15.49
     Net interest margin (taxable equivalent)                            3.81                3.69

ASSET QUALITY
     Net loan charge-offs                                                $673                $414
     Net loan charge-offs to average loans                               1.02 %               .63 %

KEYCORP REPORTS FOURTH QUARTER 2001 RESULTS
JANUARY 16, 2002
PAGE 8


                            LINE OF BUSINESS RESULTS
                              (dollars in millions)


KEY CONSUMER BANKING
Retail Banking (a division of Key Consumer Banking)


                                                                         4Q01             3Q01            4Q00
                                                                     --------------   -------------   --------------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                        $         230    $        233    $         233
     Noninterest income                                                        100             116               91
     Revenue sharing                                                            13              12               17
                                                                     -------------    ------------    -------------
     Total revenue                                                             343             361              341
     Provision for loan losses(a)                                               12              12               12
     Noninterest expense                                                       191             197              197
     Expense sharing                                                             9               8               12
                                                                     -------------    ------------    -------------
     Income before income taxes (taxable equivalent)                           131             144              120
     Allocated income taxes and taxable equivalent adjustments                  51              56               47
                                                                     -------------    ------------    -------------
     Net income                                                      $          80    $         88    $          73
                                                                     =============    ============    =============

     Percent of consolidated net income                                        N/M              35 %             27 %

     Net loan charge-offs(a)                                           $        13    $         15    $          16

AVERAGE BALANCES
     Loans                                                           $       7,376    $      7,735    $       7,771
     Total assets                                                            8,681           9,058            9,199
     Deposits                                                               30,716          30,892           32,479

OTHER FINANCIAL DATA
     Efficiency ratio                                                        58.31  %        56.79  %         61.29  %



                                                                         PERCENT CHANGE 4Q01 VS.
                                                                      ------------------------------
                                                                          3Q01             4Q00
                                                                      -------------    -------------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                                 (1.3)%           (1.3) %
     Noninterest income                                                      (13.8)             9.9
     Revenue sharing                                                           8.3            (23.5)
                                                                      ------------     ------------
     Total revenue                                                            (5.0)              .6
     Provision for loan losses(a)                                               --               --
     Noninterest expense                                                      (3.0)            (3.0)
     Expense sharing                                                          12.5            (25.0)
                                                                      ------------     ------------
     Income before income taxes (taxable equivalent)                          (9.0)             9.2
     Allocated income taxes and taxable equivalent adjustments                (8.9)             8.5
                                                                      ------------     ------------
     Net income                                                               (9.1)             9.6


     Percent of consolidated net income

     Net loan charge-offs(a)                                                 (13.3) %         (18.8) %

AVERAGE BALANCES
     Loans                                                                    (4.6) %          (5.1)%
     Total assets                                                             (4.2)            (5.6)
     Deposits                                                                  (.6)            (5.4)

OTHER FINANCIAL DATA
     Efficiency ratio


Home Equity and Consumer Finance (a division of Key Consumer Banking)




                                                                         4Q01             3Q01            4Q00
                                                                     --------------   -------------   --------------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                        $         151    $        150    $         136
     Noninterest income                                                         (8)              4                9
     Revenue sharing                                                             1              --                1
                                                                     -------------    ------------    -------------
     Total revenue                                                             144             154              146
     Provision for loan losses(a)                                               32              33               33
     Noninterest expense                                                        91              89               83
     Expense sharing                                                            --              --               --
                                                                     -------------    ------------    -------------
     Income before income taxes (taxable equivalent)                            21              32               30
     Allocated income taxes and taxable equivalent adjustments                   9              13               13
                                                                     -------------    ------------    -------------
     Net income                                                      $          12    $         19    $          17
                                                                     =============    ============    =============

     Percent of consolidated net income                                        N/M               8 %              6 %

     Net loan charge-offs(a)                                         $          91    $         50    $          49

AVERAGE BALANCES
     Loans                                                           $      15,154         $15,586    $      15,234
     Total assets                                                           16,110          16,558           16,330
     Deposits                                                                  231             213              154



                                                                         PERCENT CHANGE 4Q01 VS.
                                                                     ------------------------------
                                                                         3Q01             4Q00
                                                                     -------------    -------------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                                  .7 %           11.0 %
     Noninterest income                                                       N/M              N/M
     Revenue sharing                                                          N/M               --
                                                                     ------------     ------------
     Total revenue                                                           (6.5)            (1.4)
     Provision for loan losses(a)                                            (3.0)            (3.0)
     Noninterest expense                                                      2.2              9.6
     Expense sharing                                                           --               --
                                                                     ------------     ------------
     Income before income taxes (taxable equivalent)                        (34.4)           (30.0)
     Allocated income taxes and taxable equivalent adjustments              (30.8)           (30.8)
                                                                     ------------     ------------
     Net income                                                             (36.8)           (29.4)


     Percent of consolidated net income

     Net loan charge-offs(a)                                                 82.0 %           85.7 %

AVERAGE BALANCES
     Loans                                                                   (2.8)%            (.5)%
     Total assets                                                            (2.7)            (1.3)
     Deposits                                                                 8.5             50.0

KEYCORP REPORTS FOURTH QUARTER 2001 RESULTS
JANUARY 16, 2002
PAGE 9


                      LINE OF BUSINESS RESULTS (CONTINUED)
                              (dollars in millions)


KEY CORPORATE FINANCE


                                                                        4Q01             3Q01            4Q00
                                                                    --------------   -------------   -------------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                       $         364    $        351    $        352
     Noninterest income                                                       105              76              94
     Revenue sharing                                                           29              32              34
                                                                    -------------    ------------    ------------
     Total revenue                                                            498             459             480
     Provision for loan losses(a)                                              51              52              52
     Noninterest expense                                                      188             184             180
     Expense sharing                                                           17              18              21
                                                                    -------------    ------------    ------------
     Income before income taxes (taxable equivalent)                          242             205             227
     Allocated income taxes and taxable equivalent adjustments                 92              78              86
                                                                    -------------    ------------    ------------
     Net income                                                     $         150    $        127    $        141
                                                                    =============    ============    ============

     Percent of consolidated net income                                       N/M              51 %            53 %

     Net loan charge-offs(a)                                        $         113    $         99    $         42

AVERAGE BALANCES
     Loans                                                          $      34,946    $     35,545    $     35,689
     Total assets                                                          36,893          37,377          37,496
     Deposits                                                               6,929           6,637           6,701


                                                                        PERCENT CHANGE 4Q01 VS.
                                                                      -----------------------------
                                                                          3Q01            4Q00
                                                                      -------------   -------------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                                  3.7 %           3.4 %
     Noninterest income                                                       38.2            11.7
     Revenue sharing                                                          (9.4)          (14.7)
                                                                      ------------    ------------
     Total revenue                                                             8.5             3.8
     Provision for loan losses(a)                                             (1.9)           (1.9)
     Noninterest expense                                                       2.2             4.4
     Expense sharing                                                          (5.6)          (19.0)
                                                                      ------------    ------------
     Income before income taxes (taxable equivalent)                          18.0             6.6
     Allocated income taxes and taxable equivalent adjustments                17.9             7.0
                                                                      ------------    ------------
     Net income                                                               18.1             6.4


     Percent of consolidated net income

     Net loan charge-offs(a)                                                  14.1 %         169.0 %

AVERAGE BALANCES
     Loans                                                                    (1.7)%          (2.1)%
     Total assets                                                             (1.3)           (1.6)
     Deposits                                                                  4.4             3.4



KEY CAPITAL PARTNERS


                                                                        4Q01             3Q01            4Q00
                                                                    --------------   -------------   -------------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                       $          55    $         53    $         55
     Noninterest income                                                       229             234             247
     Revenue sharing                                                          (43)            (44)            (52)
                                                                    -------------    ------------    ------------
     Total revenue                                                            241             243             250
     Provision for loan losses(a)                                               2               3               3
     Noninterest expense                                                      229             233             238
     Expense sharing                                                          (26)            (26)            (33)
                                                                    -------------    ------------    ------------
     Income before income taxes (taxable equivalent)                           36              33              42
     Allocated income taxes and taxable equivalent adjustments                 16              14              18
                                                                    -------------    ------------    ------------
     Net income                                                               $20             $19             $24
                                                                    =============    ============    ============

     Percent of consolidated net income                                       N/M               8 %             9 %

     Net loan charge-offs(a)                                        $           1    $          4    $          1

AVERAGE BALANCES
     Loans                                                          $       4,575    $      5,456    $      5,586
     Total assets                                                           8,479           9,195           8,806
     Deposits                                                               3,643           3,466           3,703


                                                                      PERCENT CHANGE 4Q01 VS.
                                                                    -----------------------------
                                                                        3Q01            4Q00
                                                                    -------------   -------------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                                3.8 %            -- %
     Noninterest income                                                     (2.1)           (7.3)
     Revenue sharing                                                        (2.3)          (17.3)
                                                                    ------------    ------------
     Total revenue                                                           (.8)           (3.6)
     Provision for loan losses(a)                                          (33.3)          (33.3)
     Noninterest expense                                                    (1.7)           (3.8)
     Expense sharing                                                          --           (21.2)
                                                                    ------------    ------------
     Income before income taxes (taxable equivalent)                         9.1           (14.3)
     Allocated income taxes and taxable equivalent adjustments              14.3           (11.1)
                                                                    ------------    ------------
     Net income                                                              5.3           (16.7)


     Percent of consolidated net income

     Net loan charge-offs(a)                                               (75.0)%            -- %

AVERAGE BALANCES
     Loans                                                                 (16.1)%         (18.1)%
     Total assets                                                           (7.8)           (3.7)
     Deposits                                                                5.1            (1.6)

(a) Key's management accounting system utilizes a methodology for loan loss provisioning by line of business that reflects credit quality expectations within each line of business over a normal business cycle. The "normalized provision for loan losses" assigned to each line as a result of this methodology does not necessarily coincide with net loan charge-offs at any given point in the cycle.

N/M = Not Meaningful

KeyCorp Reports Fourth Quarter 2001 Results
January 16, 2002
Page 10

                           CONSOLIDATED BALANCE SHEETS
                              (dollars in millions)


                                                                               12-31-01            9-30-01           12-31-00
                                                                             -------------      --------------      ------------
ASSETS
     Loans                                                                        $63,309             $64,506           $66,905
     Investment securities                                                          1,119               1,174             1,198
     Securities available for sale                                                  5,346               6,471             7,329
     Short-term investments                                                         1,898               1,792             1,884
                                                                             -------------      --------------      ------------
        Total earning assets                                                       71,672              73,943            77,316
     Allowance for loan losses                                                     (1,677)             (1,174)           (1,001)
     Cash and due from banks                                                        2,891               2,803             3,189
     Premises and equipment                                                           687                 682               717
     Goodwill                                                                       1,101               1,121             1,324
     Other intangible assets                                                           31                  34                44
     Corporate-owned life insurance                                                 2,313               2,289             2,215
     Accrued income and other assets                                                3,920               4,721             3,466
                                                                             -------------      --------------      ------------
        TOTAL ASSETS                                                              $80,938             $84,419           $87,270
                                                                             =============      ==============      ============


LIABILITIES
     Deposits in domestic offices:
        Noninterest-bearing                                                        $9,667              $8,643            $9,076
        Interest-bearing                                                           33,529              33,526            35,519
     Deposits in foreign office-interest-bearing                                    1,599               3,203             4,054
                                                                             -------------      --------------      ------------
        Total deposits                                                             44,795              45,372            48,649
     Federal funds purchased and securities
        sold under repurchase agreements                                            3,735               4,367             4,936
     Bank notes and other short-term borrowings                                     5,549               6,040             6,957
     Accrued expense and other liabilities                                          4,735               5,622             4,701
     Long-term debt                                                                14,554              15,114            14,161
     Capital securities of subsidiary trusts                                        1,288               1,329             1,243
                                                                             -------------      --------------      ------------
        TOTAL LIABILITIES                                                          74,656              77,844            80,647


SHAREHOLDERS' EQUITY                                                                6,282               6,575             6,623


                                                                             -------------      --------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                        $80,938             $84,419           $87,270
                                                                             =============      ==============      ============

Common shares outstanding (000)                                                   424,005             423,427           423,254

KeyCorp Reports Fourth Quarter 2001 Results
January 16, 2002
Page 11


                        CONSOLIDATED STATEMENTS OF INCOME
                 (dollars in millions, except per share amounts)

                                                                                           THREE MONTHS ENDED
                                                                     -------------------------------------------------------------
                                                                         12-31-01               9-30-01               12-31-00
                                                                     ----------------      -----------------      ----------------
INTEREST INCOME                                                               $1,210                 $1,380                $1,652

INTEREST EXPENSE                                                                 510                    656                   950

                                                                     ----------------      -----------------      ----------------
NET INTEREST INCOME                                                              700                    724                   702
Provision for loan losses                                                        723                    116                   108
                                                                     ----------------      -----------------      ----------------
                                                                                 (23)                   608                   594

Noninterest income
     Trust and investment services income                                        137                    140                   150
     Investment banking and capital markets income                                 6                     46                    94
     Service charges on deposit accounts                                         106                    107                    85
     Corporate-owned life insurance income                                        32                     28                    31
     Letter of credit and loan fees                                               38                     27                    34
     Net securities gains (losses)                                                (1)                     2                    19
     Gains from divestitures                                                       -                      -                     -
     Other income                                                                100                    104                    95
                                                                     ----------------      -----------------      ----------------
        Total noninterest income                                                 418                    454                   508

NONINTEREST EXPENSE
     Personnel                                                                   335                    334                   360
     Net occupancy                                                                59                     60                    55
     Computer processing                                                          65                     62                    62
     Equipment                                                                    37                     37                    42
     Marketing                                                                    25                     31                    28
     Amortization of intangibles                                                  23                     22                    25
     Professional fees                                                            25                     26                    19
     Restructuring charges                                                         -                      -                    (7)
     Other expense                                                               133                    111                   121
                                                                     ----------------      -----------------      ----------------
        Total noninterest expense                                                702                    683                   705
                                                                     ----------------      -----------------      ----------------

INCOME (LOSS) BEFORE INCOME TAXES AND CUMULATIVE EFFECT
     OF ACCOUNTING CHANGES                                                      (307)                   379                   397
     Income taxes                                                               (133)                   130                   131
                                                                     ----------------      -----------------      ----------------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES                    (174)                   249                   266
Cumulative effect of accounting changes, net of tax                                -                      -                     -
                                                                     ----------------      -----------------      ----------------

NET INCOME (LOSS)                                                              $(174)                  $249                  $266
                                                                     ================      =================      ================

PER COMMON SHARE
Income (loss) before cumulative effect of accounting changes                   $(.41)                  $.59                  $.63
Net income (loss)                                                               (.41)                   .59                   .63

PER COMMON SHARE-ASSUMING DILUTION
Income (loss) before cumulative effect of accounting changes                   $(.41)                  $.58                  $.62
Net income (loss)                                                               (.41)                   .58                   .62

Weighted average common shares outstanding (000)                             423,596                424,802               425,054
Weighted average common shares and potential
    common shares outstanding (000)                                          423,596                430,346               430,634

Taxable-equivalent adjustment                                                    $26                     $6                    $7



                                                                            TWELVE MONTHS ENDED
                                                                     -----------------------------------
                                                                           12-31-01          12-31-00
                                                                     ----------------   ----------------
INTEREST INCOME                                                               $5,627             $6,277

INTEREST EXPENSE                                                               2,802              3,547

                                                                     ----------------   ----------------
NET INTEREST INCOME                                                            2,825              2,730
Provision for loan losses                                                      1,350                490
                                                                     ----------------   ----------------
                                                                               1,475              2,240

Noninterest income
     Trust and investment services income                                        550                608
     Investment banking and capital markets income                               189                372
     Service charges on deposit accounts                                         387                341
     Corporate-owned life insurance income                                       114                109
     Letter of credit and loan fees                                              124                107
     Net securities gains (losses)                                                35                (28)
     Gains from divestitures                                                       -                332
     Other income                                                                326                353
                                                                     ----------------   ----------------
        Total noninterest income                                               1,725              2,194

NONINTEREST EXPENSE
     Personnel                                                                 1,378              1,445
     Net occupancy                                                               232                223
     Computer processing                                                         252                240
     Equipment                                                                   152                173
     Marketing                                                                   112                110
     Amortization of intangibles                                                 245                101
     Professional fees                                                            88                 89
     Restructuring charges                                                        (4)               102
     Other expense                                                               486                434
                                                                     ----------------   ----------------
        Total noninterest expense                                              2,941              2,917
                                                                     ----------------   ----------------

INCOME (LOSS) BEFORE INCOME TAXES AND CUMULATIVE EFFECT
     OF ACCOUNTING CHANGES                                                       259              1,517
     Income taxes                                                                102                515
                                                                     ----------------   ----------------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES                     157              1,002
Cumulative effect of accounting changes, net of tax                              (25)                 -
                                                                     ----------------   ----------------
NET INCOME (LOSS)                                                              $ 132             $1,002
                                                                     ================   ================

PER COMMON SHARE
Income (loss) before cumulative effect of accounting changes                    $.37              $2.32
Net income (loss)                                                                .31               2.32

PER COMMON SHARE-ASSUMING DILUTION
Income (loss) before cumulative effect of accounting changes                    $.37              $2.30
Net income (loss)                                                                .31               2.30

Weighted average common shares outstanding (000)                             424,275            432,617
Weighted average common shares and potential
    common shares outstanding (000)                                          429,573            435,573

Taxable-equivalent adjustment                                                    $45                $28

KeyCorp Reports Fourth Quarter 2001 Results
January 16, 2002
Page 12


    Consolidated Average Balance Sheets, Net Interest Income and Yields/Rates
                              (dollars in millions)


                                                                     Fourth Quarter 2001                    Third Quarter 2001
                                                        --------------------------------------------------------------------------
                                                        Average Balance Interest    Yield/Rate        Average Balance   Interest
                                                        ----------------------------------------      ----------------------------
Assets
     Loans:(a,b)
     Commercial, financial and agricultural                  $18,462         $271          5.83 %          $19,338            $324
     Real estate - commercial mortgage                         6,737          106          6.23              6,813             123
     Real estate - construction                                5,971           85          5.65              5,859             101
     Commercial lease financing                                7,109          128          7.18              6,995             117
                                                        -------------  -----------  ------------      -------------    -----------
        Total commercial loans                                38,279          590          6.12             39,005             665
     Real estate - residential                                 2,384           44          7.46              3,826              71
     Home equity                                              11,046          217          7.82             10,777             228
     Consumer - direct                                         2,361           52          8.66              2,409              56
     Consumer - indirect lease financing                       2,210           47          8.55              2,557              54
     Consumer - indirect other                                 5,359          128          9.51              5,494             132
                                                        -------------  -----------  ------------      -------------    -----------
        Total consumer loans                                  23,360          488          8.32             25,063             541
     Loans held for sale                                       2,113           34          6.48              2,130              38
                                                        -------------  -----------  ------------      -------------    -----------
        Total loans                                           63,752        1,112          6.94             66,198           1,244
     Taxable investment securities                               904            4          1.86                925               8
     Tax-exempt investment securities(a)                         241            6          8.69                258               5
                                                        -------------  -----------  ------------      -------------    -----------
        Total investment securities                            1,145           10          3.30              1,183              13
     Securities available for sale(a,c)                        6,120          103          6.78              6,565             114
     Short-term investments                                    1,689           11          2.55              1,741              15
                                                        -------------  -----------  ------------      -------------    -----------
        Total earning assets                                  72,706        1,236          6.76             75,687           1,386
     Allowance for loan losses                                (1,159)                                       (1,204)
     Accrued income and other assets                          10,920                                        10,396
                                                        -------------                                 -------------
        Total assets                                         $82,467                                       $84,879
                                                        =============                                 =============

Liabilities
     Money market deposit accounts                           $12,396           37          1.20            $12,522              55
     Savings deposits                                          1,911            4           .79              1,936               5
     NOW accounts                                                653            2          1.26                611               2
     Certificates of deposit ($100,000 or more)(d)             4,788           61          5.08              4,800              67
     Other time deposits                                      13,659          169          4.91             13,703             184
     Deposits in foreign office                                2,418           14          2.21              3,399              30
                                                        -------------  -----------  ------------      -------------    -----------
        Total interest-bearing deposits                       35,825          287          3.18             36,971             343
     Federal funds purchased and securities
        sold under repurchase agreements                       4,272           24          2.20              6,078              52
     Bank notes and other short-term borrowings(d)             5,563           42          2.99              6,230              61
     Long-term debt, including capital securities(d,e)        16,167          157          3.88             15,991             200
                                                        -------------  -----------  ------------      -------------    -----------
        Total interest-bearing liabilities                    61,827          510          3.28             65,270             656
                                                        -------------  -----------  ------------      -------------    -----------
     Noninterest-bearing deposits                              8,750                                         8,262
     Accrued expense and other liabilities                     5,341                                         4,848
                                                        -------------                                 -------------
     Total liabilities                                        75,918                                        78,380

Shareholders' equity                                           6,549                                         6,499

                                                        -------------                                 -------------
        Total liabilities and shareholders' equity           $82,467                                       $84,879
                                                        =============                                 =============

Interest rate spread (TE)                                                                  3.48 %
                                                                                    ============
Net interest income (TE) and net
     interest margin (TE)                                                    $726          3.98 %                             $730
                                                                       ===========  ============                       ===========

Capital securities                                            $1,333          $21                           $1,305             $21
Taxable-equivalent adjustment(a)                                               26                                                6



                                                        Third Quarter 2001               Fourth Quarter 2000
                                                        ------------------  ---------------------------------------------
                                                          Yield/Rate        Average Balance  Interest       Yield/Rate
                                                        --------------      ---------------------------------------------
Assets
     Loans:(a,b)
     Commercial, financial and agricultural                      6.63 %          $20,093          $451              8.92 %
     Real estate - commercial mortgage                           7.20              6,855           162              9.42
     Real estate - construction                                  6.87              5,164           129              9.97
     Commercial lease financing                                  6.68              6,965           125              7.20
                                                          ------------      -------------   -----------   ---------------
        Total commercial loans                                   6.77             39,077           867              8.84
     Real estate - residential                                   7.42              4,232            81              7.68
     Home equity                                                 8.38              9,591           228              9.45
     Consumer - direct                                           9.34              2,582            69             10.57
     Consumer - indirect lease financing                         8.30              3,023            62              8.16
     Consumer - indirect other                                   9.60              5,813           141              9.72
                                                          ------------      -------------   -----------   ---------------
        Total consumer loans                                     8.58             25,241           581              9.18
     Loans held for sale                                         7.17              2,220            51              9.13
                                                          ------------      -------------   -----------   ---------------
        Total loans                                              7.47             66,538         1,499              8.98
     Taxable investment securities                               3.44                898             8              3.73
     Tax-exempt investment securities(a)                         8.65                344             8              8.73
                                                          ------------      -------------   -----------   ---------------
        Total investment securities                              4.57              1,242            16              5.12
     Securities available for sale(a,c)                          6.99              6,807           121              7.02
     Short-term investments                                      3.57              1,449            23              6.20
                                                          ------------      -------------   -----------   ---------------
        Total earning assets                                     7.29             76,036         1,659              8.69
     Allowance for loan losses                                                      (989)
     Accrued income and other assets                                              10,380
                                                                            -------------
        Total assets                                                             $85,427
                                                                            =============

Liabilities
     Money market deposit accounts                               1.72            $11,873           103              3.44
     Savings deposits                                            1.01              2,045             7              1.32
     NOW accounts                                                1.41                600             2              1.55
     Certificates of deposit ($100,000 or more)(d)               5.53              5,789            94              6.44
     Other time deposits                                         5.33             15,037           232              6.15
     Deposits in foreign office                                  3.57              3,265            54              6.60
                                                          ------------      -------------   -----------   ---------------
        Total interest-bearing deposits                          3.68             38,609           492              5.07
     Federal funds purchased and securities
        sold under repurchase agreements                         3.37              5,859            93              6.33
     Bank notes and other short-term borrowings(d)               3.95              6,446           101              6.22
     Long-term debt, including capital securities(d,e)           4.97             15,235           264              6.91
                                                          ------------      -------------   -----------   ---------------
        Total interest-bearing liabilities                       3.99             66,149           950              5.72
                                                          ------------      -------------   -----------   ---------------
     Noninterest-bearing deposits                                                  8,363
     Accrued expense and other liabilities                                         4,368
                                                                            -------------
     Total liabilities                                                            78,880

Shareholders' equity                                                               6,547

                                                                            -------------
        Total liabilities and shareholders' equity                               $85,427
                                                                            =============

Interest rate spread (TE)                                        3.30 %                                             2.97 %
                                                          ============                                    ===============
Net interest income (TE) and net
     interest margin (TE)                                        3.85 %                           $709              3.71 %
                                                          ============                      ===========   ===============

Capital securities                                                                $1,243           $24
Taxable-equivalent adjustment(a)                                                                     7


 (a) Interest income on tax-exempt securities and loans has been adjusted to a taxable-equivalent basis using the statutory Federal income tax rate of 35%.

 (b) For purposes of these computations, nonaccrual loans are included in average loan balances.

 (c) Yield is calculated on the basis of amortized cost.

 (d) Rate calculation excludes basis adjustments related to fair value hedges.

 (e) Rate calculation excludes ESOP debt.

TE = Taxable Equivalent